UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 24, 2025
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BLACKLINE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)
(818) 223-9008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 24, 2025, the Board of Directors (the “Board”) of BlackLine, Inc. (the “Company”) appointed Gregory Hughes to serve as a member of the Board, with a term beginning on July 25, 2025. Mr. Hughes will serve in the class of directors whose term expires at the Company’s annual meeting of stockholders to be held in 2027. Mr. Hughes will also join the Compensation Committee of the Board (the “Compensation Committee”).

Mr. Hughes served as Chief Executive Officer and a board member of Veritas Technologies LLC, a leader in secure multi-cloud data management, from 2018 to 2024, when Veritas merged with Cohesity, a privately held AI-powered data security and management company. Mr. Hughes has served as a board member of Cohesity since the merger. From 2013 to 2016, Mr. Hughes served as the President and Chief Executive Officer of Serena Software, which was acquired by HGGC in 2014, and by Micro Focus International Plc. in 2016. Mr. Hughes has been a director of a number of public and privately held companies, including LogMeIn from 2011 to 2017. Mr. Hughes holds an M.B.A. from the Stanford University Graduate School of Business and received his B.A. and M.S. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

In accordance with the Company’s amended and restated Outside Director Compensation Policy, the terms of which are described in the Company’s proxy statement for its 2025 annual meeting of stockholders, Mr. Hughes is entitled to cash and equity compensation for his service on the Board and the Compensation Committee. He will also enter into BlackLine’s standard form of indemnification agreement, which has been previously filed with the Securities and Exchange Commission.

There are no family relationships between Mr. Hughes and any director or executive officer of the Company, and Mr. Hughes has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release issued by BlackLine, Inc., dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: July 25, 2025	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer
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